EX-99.Other


                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN INVESTMENT GRADE FIXED INCOME FUND, INC. a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to the
Registration Statement on Form N-1A and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Amendment to the Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 19th day of July, 2001.




                                            /s/ John R. Galvin            (L.S.)
                                            ----------------------------
                                            John R. Galvin

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN INVESTMENT GRADE FIXED INCOME FUND, INC. a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to Registration Statement on Form N-1A and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, her attorneys-in-fact and agent, with full power of substitution and resubstitution, for in her name and stead, in her capacity as such director, to sign and file such Amendment to Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 19th day of July, 2001.




                                            /s/ Alice S. Ilchman          (L.S.)
                                            ----------------------------
                                            Alice S. Ilchman

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN INVESTMENT GRADE FIXED INCOME FUND, INC. a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to the
Registration Statement on Form N-1A and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Amendment to the Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 19th day of July, 2001.




                                            /s/ Frank A. McPherson        (L.S.)
                                            ----------------------------
                                            Frank A. McPherson

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN INVESTMENT GRADE FIXED INCOME FUND, INC. a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to the
Registration Statement on Form N-1A and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Amendment to the Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 19th day of July, 2001.




                                            /s/ John E. Merow             (L.S.)
                                            ----------------------------
                                            John E. Merow

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN INVESTMENT GRADE FIXED INCOME FUND, INC. a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to the
Registration Statement on Form N-1A and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, her attorneys-in-fact and agent, with full power of substitution and resubstitution, for in her name and stead, in her capacity as such director, to sign and file such Amendment to the Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 19th day of July, 2001.




                                            /s/ Betsy S. Michel           (L.S.)
                                            ----------------------------
                                            Betsy S. Michel

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN INVESTMENT GRADE FIXED INCOME FUND, INC. a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to the
Registration Statement on Form N-1A and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Amendment to the Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 19th day of July, 2001.




                                            /s/ James C. Pitney           (L.S.)
                                            ----------------------------
                                            James C. Pitney

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN INVESTMENT GRADE FIXED INCOME FUND, INC. a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to the
Registration Statement on Form N-1A and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Amendment to the Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 19th day of July, 2001.




                                            /s/ James Q. Riordan          (L.S.)
                                            ----------------------------
                                            James Q. Riordan

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN INVESTMENT GRADE FIXED INCOME FUND, INC. a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to the
Registration Statement on Form N-1A and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Amendment to the Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 19th day of July, 2001.




                                            /s/ Robert L. Shafer          (L.S.)
                                            ----------------------------
                                            Robert L. Shafer

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN INVESTMENT GRADE FIXED INCOME FUND, INC. a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to the
Registration Statement on Form N-1A and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Amendment to the Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 19th day of July, 2001.




                                            /s/ James N. Whitson          (L.S.)
                                            ----------------------------
                                            James N. Whitson

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN INVESTMENT GRADE FIXED INCOME FUND, INC. a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to the
Registration Statement on Form N-1A and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints Brian T. Zino, his attorney-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Amendment to the Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 19th day of July, 2001.




                                            /s/ William C. Morris         (L.S.)
                                            ----------------------------
                                            William C. Morris

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN INVESTMENT GRADE FIXED INCOME FUND, INC. a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to the
Registration Statement on Form N-1A and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris, his attorney-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Amendment to the Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 19th day of July, 2001.




                                            /s/ Brian T. Zino             (L.S.)
                                            ----------------------------
                                            Brian T. Zino

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN INVESTMENT GRADE FIXED INCOME FUND, INC. a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to the
Registration Statement on Form N-1A and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris, his attorney-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Amendment to the Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 19th day of July, 2001.






                                            /s/ Leroy C. Richie           (L.S.)
                                            ----------------------------
                                            Leroy C. Richie